UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      March 24, 2011 (March 21, 2011)

CLARCOR Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-11024	36-0922490
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

840 Crescent Centre Drive, Suite 600, Franklin, TN 37067
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code	615-771-3100

(Former name or former address, if changed since last report).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b)under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders

CLARCOR Inc. (the “Company”) held its Annual Meeting on March 22, 2011.  A total of 47,272,023 shares of Common Stock, representing approximately 94% of the shares outstanding and eligible to vote and constituting a quorum, were represented in person or by valid proxies at the Annual Meeting.  The final results for each of the matters submitted to a vote of shareholders at the Annual Meeting are as follows:

Proposal 1:   All of the nominees for director were elected to serve a three-year term until the 2014 Annual Meeting, or until their respective successors are elected and qualified, by the votes set forth in the table below:

Nominee	For	Withhold	Uncast	Broker Non-Votes
Mark A. Emkes	43,692,184	921,086	8	2,658,743
Robert H. Jenkins	42,963,613	1,649,665	0	2,658,743
Philip R. Lochner, Jr.	43,397,619	1,215,660	0	2,658,743

Proposal 2:   The  Company's shareholders approved, on an advisory basis, the compensation of the Company's named executive officers as disclosed in the Company’s Proxy Statement pursuant to Item 402 of Regulation S-K under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
37,621,666	2,990,882	4,000,721	2,658,743

  Proposal 3:   The Company's shareholders recommended, on an advisory basis, that the frequency of the shareholder vote to approve the compensation of the Company’s named executive officers as required by Section 14A(a)(2) of the Exchange Act occur every year by the votes set forth in the table below:

3 Years	2 Years	1 Year	Abstain	Broker Non-Votes
13,238,834	790,999	26,864,092	3,719,353	2,658,743

In light of the results of the vote for Proposal 3, the Board of Directors unanimously resolved to follow the shareholders’ recommendation.  Consequently, the Company will seek an advisory vote by its shareholders on the compensation of the Company’s named executive officers on an annual basis, unless and until the Company's shareholders recommend otherwise in a subsequent advisory vote.

  Proposal 4:   The appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accountants for fiscal 2011 was ratified by the shareholders by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
46,994,969	271,671	5,382	0

Item 8.01.  Other Events

At its meeting held on March 21, 2011, the Company's Board of Directors unanimously accepted the recommendation of the Board's Director Affairs/Corporate Governance Committee to increase the mandatory retirement age for directors from 72 to 74, effective immediately, and authorized the amendment of the Company's Corporate Governance Guidelines to reflect this change.  Because of this change in policy, Company director J. Marc Adam, who turned 72 prior to the Annual Meeting held on March 22, 2011, will continue as a director of the Company through at least the 2012 Annual Meeting, which is the end of his current term.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLARCOR INC.

By:	/s/ Richard M. Wolfson
Richard M. Wolfson
Vice President – General Counsel and Corporate Secretary

Date: March 24, 2011